Scudder
U.S. Treasury
Money Fund



Fund Profile
January 1, 1996

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   1. What Are The Fund's Objectives?

                      Scudder U.S. Treasury Money Fund is a diversified money market fund that seeks to provide safety, liquidity and stability of capital, and when consistent with these, current income. In pursuit of its objectives the Fund seeks to maintain a $1.00 share price.


   2. What Does The Fund Invest In?

                      The Fund invests in short-term securities backed by the full faith and credit of the U.S. Government, as well as repurchase agreements fully backed by U.S. Treasury securities.


   3. What Are The Risks Of Investing In The Fund?

                      The Fund seeks to eliminate principal risk. Nonetheless, the Fund's share price is not insured or guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Fund's yield may vary from day to day.


   4. For Whom Is This Fund Appropriate?

                      You may wish to consider this Fund if you are seeking safety of principal as well as current income. Its objectives make the Fund an appropriate investment for a wide range of goals and for investors with short- or long-term financial needs.

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   5. What Are The Fund's Expenses And Fees?

                      There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder U.S. Treasury Money Fund, are:

                       Shareholder  transaction  expenses  --            Annual Fund operating expenses
                       fees charged directly to your account            (after expense maintenance) --
                       for various transactions.                         fees   paid   by  the   Fund   before   it
                                                                         distributes  its  net  investment  income,
                                                                         expressed  as a  percentage  of the Fund's
                                                                         average  daily net assets.  Figures  below
                       Sales Commission                       None       are for the  fiscal  year  ended  June 30,
                                                                         1995, during which Scudder  maintained the
                       Commissions to Reinvest                           total  annualized  expenses of the Fund at
                            Dividends                         None       not more than 0.65% of  average  daily net
                                                                         assets.  Had Scudder not done so, expenses
                       Redemption Fee                         None       would have  amounted  to 0.90%,  including
                                                                         0.50% for  management  fees.  Scudder will
                       Exchange Fee                           None       continue  this  expense  maintenance until
                                                                         October 31, 1996.

                                                                         Investment management fee            0.25%
                                                                         12b-1 fees                           None
                                                                         Other expenses                       0.40%
                                                                                                              ----
                                                                         Total Fund operating expenses        0.65%
                                                                                                              ====




                       Example:  Assuming  a 5% annual  return and       One Year                                $7
                       redemption  at the end of each period,  the       Three Years                            $21
                       total   expenses   relating   to  a  $1,000       Five Years                             $36
                       investment would be:                              Ten Years                              $81




                      This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

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   6. How Has The Fund Performed Historically?

                      This chart shows how the Fund has performed over the past 10 years, assuming reinvestment of all distributions. On December 31, 1995, the Fund's seven-day yield was 4.89%. For the Fund's current yield, call 1-800-343-2890. Performance is historical and may not be indicative of future results.


                             Total returns for years
                               ended December 31:
                               -------------------
                                  1986     5.77%

                                  1987     5.29%

                                  1988     6.3%

                                  1989     8.72%

                                  1990     7.34%

                                  1991     5.66%

                                  1992     3.36%

                                  1993     2.56%

                                  1994     3.52%

                                  1995     5.22%


   7. Who Manages The Fund?

                      The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world.


   8. How Can I Invest?

                      To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is only $1,000. Thereafter, additional investments may be made for as little as $100. You may also exchange shares free of charge within the Scudder Family of Funds.


   9. How Can I Redeem Shares?

                      You may redeem shares at the current share price on any business day by check, telephone, fax, or mail.


  10. When Are Distributions Made?

                      Dividends are declared daily and distributed monthly. Capital gains distributions, if any, will be made in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.
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  11. What Services Does Scudder Provide?

      As a shareholder, you'll enjoy:

      - professional service from representatives who can answer your questions and execute your transactions

      - automated toll-free touchtone access to account information, share prices and yields, and to perform transactions

      -  Scudder's quarterly shareholder newsletter, At the Helm

      -  regular, informative reports about the performance of your Fund


Scudder wants you to make informed investment decisions. This Fund Profile contains key information about Scudder U.S. Treasury Money Fund. More details appear in the Fund's accompanying prospectus. Please read it carefully before you invest. If you have any questions, please call 1-800-225-2470.